RETIREMAP VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

FINANCIAL STATEMENTS

DECEMBER 31, 2021

RETIREMAP VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

Index

Page(s)

Report of Independent Registered Public Accounting Firm	1 - 2

Statement of Assets and Liabilities as of December 31, 2021	3

Statement of Operations for the year ended December 31, 2021	4

Statement of Changes in Net Assets for the year ended December 31, 2021	5

Statement of Changes in Net Assets for the year ended December 31, 2020	6

Notes to Financial Statements	7 - 12

Report of Independent Registered Public Accounting Firm

To the Contract Holders of RetireMAP Variable Account and the Board of Directors of
Protective Life Insurance Company:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the subaccounts listed in Appendix A that comprise RetireMAP Variable Account (the Separate Account) of Protective Life Insurance Company as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the three-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for the years ended December 31, 2018 were audited by other independent registered public accountants whose report, dated April 26, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the underlying mutual funds or their transfer agents. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Protective Life Insurance Company separate accounts since 2019.

Birmingham, Alabama
April 12, 2022

Appendix A

Subaccounts

BNY Mellon VIF Appreciation

BNY Mellon VIF Growth and Income

Federated Managed Volatility Fund II

Invesco V.I. American Franchise

Invesco V.I. Core Equity

RetireMAP Variable Account

of Protective Life Insurance Company

Statement of Assets and Liabilities

December 31, 2021

	BNY Mellon Variable Investment Funds		Federated	Invesco Variable Insurance Funds

	BNY Mellon VIF Appreciation	BNY Mellon VIF Growth and Income	Managed Volatility Fund II	Invesco V.I. American Franchise	Invesco V.I. Core Equity

ASSETS
Investments at Fair Value	$3,275	$7,060	$2,358	$3,426	$1,404
Receivable from Protective Life Insurance Company	4	8	3	4	2
Total Assets	3,279	7,068	2,361	3,430	1,406

LIABILITIES
Payable to Protective Life Insurance Company	4	8	3	4	2
Net Assets	$3,275	$7,060	$2,358	$3,426	$1,404

Units Outstanding	750	1,728	1,136	1,356	501

Shares Owned in each Portfolio	61	170	183	39	37

Investment Fair Value per Share	$53.72	$41.58	$12.90	$88.63	$37.79

Investment in Fund shares, at Cost	$2,353	$4,436	$1,928	$2,017	$1,097

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part to these financial statements

RetireMAP Variable Account

of Protective Life Insurance Company

Statement of Operations

For the year ended December 31, 2021

	BNY Mellon Variable Investment Funds		Federated	Invesco Variable Insurance Funds
	BNY Mellon VIF Appreciation	BNY Mellon VIF Growth and Income	Managed Volatility Fund II	Invesco V.I. American Franchise	Invesco V.I. Core Equity

INVESTMENT INCOME

Dividend Income	$13	$31	$39	$-	$9

EXPENSES

Mortality, Expense Risk Charges, and Administrative Fees	41	90	31	47	18

Net Investment Income (Loss)	(28)	(59)	8	(47)	(9)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on Redemption of Investment Shares	9	36	5	28	4
Capital Gain Distributions	271	413	-	395	29
Net Realized Gain (Loss) on Investments	280	449	5	422	33

Change in Unrealized Appreciation (Depreciation) on Investments	411	975	328	(52)	266

Net Realized and Unrealized Gain (Loss) on Investments	691	1,424	333	370	299

Net Increase (Decrease) in Net Assets Resulting from Operations	$663	$1,365	$341	$323	$290

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part to these financial statements

RetireMAP Variable Account

of Protective Life Insurance Company

Statement of Changes in Net Assets

For the year ended December 31, 2021

	BNY Mellon Variable Investment Funds		Federated	Invesco Variable Insurance Funds
	BNY Mellon VIF Appreciation	BNY Mellon VIF Growth and Income	Managed Volatility Fund II	Invesco V.I. American Franchise	Invesco V.I. Core Equity

FROM OPERATIONS

Net Investment Income (Loss)	$(28)	$(59)	$8	$(47)	$(9)

Net Realized Gain (Loss) on Investments	280	449	5	422	33

Change in unrealized appreciation (depreciation) of investments	411	975	328	(52)	266

Net Increase (Decrease) in Net Assets Resulting from Operations	663	1,365	341	323	290

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS

Contract Maintenance Fees	-	(17)	(6)	(10)	(4)

Net Increase (Decrease) in Net Assets Resulting from Variable Annuity Contract Transactions	-	(17)	(6)	(10)	(4)

Total Increase (Decrease) in Net Assets	663	1,348	336	314	286

NET ASSETS

Beginning of Period	2,612	5,712	2,022	3,112	1,118

End of Period	$3,275	$7,060	$2,358	$3,426	$1,404

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part to these financial statements

RetireMAP Variable Account

of Protective Life Insurance Company

Statement of Changes in Net Assets

For the year ended December 31, 2020

	BNY Mellon Variable Investment Funds		Federated	Invesco Variable Insurance Funds
	BNY Mellon VIF Appreciation	BNY Mellon VIF Growth and Income	Managed Volatility Fund II	Invesco V.I. American Franchise	Invesco V.I. Core Equity

FROM OPERATIONS

Net Investment Income (Loss)	$(13)	$(28)	$(27)	$(33)	$-

Net Realized Gain (Loss) on Investments	180	351	(1)	210	233

Change in unrealized appreciation (depreciation) of investments	304	744	(40)	720	(111)

Net Increase (Decrease) in Net Assets Resulting from Operations	471	1,067	(68)	897	122

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS

Contract Maintenance Fees	-	(17)	(6)	(9)	(3)

Net Increase (Decrease) in Net Assets Resulting from Variable Annuity Contract Transactions	-	(17)	(6)	(9)	(3)

Total Increase (Decrease) in Net Assets	471	1,050	(74)	888	119

NET ASSETS

Beginning of Period	2,141	4,662	2,096	2,224	999

End of Period	$2,612	$5,712	$2,022	$3,112	$1,118

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part to these financial statements

RETIREMAP VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(1) Organization

The RetireMAP Variable Account (the “Separate Account”) was established on September 20, 1996, as a separate account of United Investors Life Insurance Company (“UILIC”).  Prior to December 31, 2010, UILIC was a wholly owned subsidiary of Torchmark Corporation. On December 31, 2010, Protective Life Insurance Company (“PLICO”), a wholly owned subsidiary of Protective Life Corporation (“PL”), purchased all of the outstanding stock of UILIC. Effective July 1, 2012, UILIC merged with and into its direct parent, PLICO.  As a result of this merger, PLICO remained as the surviving legal entity.  Variable annuity contracts of UILIC are contracts of PLICO. PLICO services and maintains those contracts in accordance with their terms.  The merger encompassed both the general and separate account balances.  PL is a wholly owned subsidiary of Dai-ichi Life Holdings Inc., a kabushiki kaisha organized under the laws of Japan.

New contracts are no longer being sold but holders of existing contracts may make additional deposits. The investment options available under the contracts have been registered as a unit investment trust under the Investment Company Act of 1940.  The Separate Account follows the accounting and reporting guidance in ASC Topic 946, “Financial Services – Investment Companies”.

The Separate Account is divided into a total of five subaccounts. Each subaccount invests exclusively in shares of a single mutual fund.  During the years ended December 31, 2021 and 2020, assets were invested into the five subaccounts.

BNY Mellon VIF Appreciation
BNY Mellon VIF Growth and Income
Federated Managed Volatility Fund II
Invesco V.I. American Franchise
Invesco V.I. Core Equity

Gross premiums from the contracts are allocated to the subaccounts in accordance with contract owner instructions and are recorded as variable annuity contract transactions in the statement of changes in net assets.  Such amounts are used to provide account funds to pay contract values under the contracts.  Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from PLICO other assets and liabilities.

Contract owners may allocate some or all of applicable gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of PLICO’s General Account.  The assets of PLICO’s General Account support its insurance and annuity obligations and are subject to PLICO’s general liabilities from business operations.  The Guaranteed Account’s balance as of December 31, 2021 was approximately $0.1 million.

Beginning in the first quarter of 2020, the outbreak of COVID-19, created significant economic and social disruption and impacted various operational and financial aspects of PLICO’s business. Certain impacts from COVID-19 continued into 2021, including increased claims in both the life insurance and annuity blocks. The pandemic may continue to impact PLICO’s earnings based on, amongst other factors, the volume and severity of claims related to COVID-19 and the financial disruption caused by the pandemic, which could impact PLICO’s investment portfolio. Management will continue to monitor developments, and their impact on the fair value of the subaccounts in which the separate account invests.

RETIREMAP VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(2) Significant Accounting Policies

Investment Valuation

Investments are made and measured in shares and are valued at the net asset values of the respective fund portfolios (“Funds”), whose investments are stated at fair value.  The investments of each subaccount are presented net of management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recognized on the trade date.

Net Realized Gains and Losses

Net realized gains and losses on investments include gains and losses on redemptions of the Funds’ shares determined for each product using a weighted average cost basis and capital gain distributions from the Funds.

Dividend Income and Capital Gain Distributions

Dividend income and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the fund. Ordinary dividend and capital gain distributions are recognized within net investment income and net realized gains, respectively, as recorded in the financial statements of the underlying fund.

Net Transfers (to) from Affiliate or Subaccounts

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the contract owner’s interest to or from another subaccount or to the General Account of PLICO.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from the estimates reported in the accompanying financial statements.

Federal Income Taxes

The results of the operations of the Separate Account are included in the federal income tax return of PL. Under the provisions of the contracts, PLICO has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax during the year ended December 31, 2021. Management will periodically review the application of this policy in the event of changes in tax law. Accordingly, a change may be made in future years to consider charges for any federal income taxes that would be attributable to the contracts.

Annuity Payouts

Net assets allocated to contracts in the annuity payout (period) are computed according to the 1983 Individual Annuity Mortality Table. The assumed investment return is 4.0% per year unless the annuitant elects otherwise. The mortality risk is fully borne by PLICO and may result in additional amounts being transferred into the Separate Account by PLICO to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to PLICO for the calculated or excess differential.  As of December 31, 2021, there are no contracts in the annuity payout phase.

(2) Significant Accounting Policies, continued

Risks and Uncertainties

The Separate Account provides for various subaccount investment options in any combination of mutual funds, each of which bears exposure to the market, credit, and liquidity risks of the underlying portfolio in which it invests. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the statements of assets and liabilities, of operations and of changes in net assets. Accordingly, these financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds.

RETIREMAP VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(3) Fair Value of Financial Instruments

The Separate Account determined the fair value of its financial instruments based on the fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments based on the priority of the inputs to the valuation technique, into the three level hierarchy as outlined within the applicable guidance.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.  As there are no level 2 or level 3 assets in any period presented, disclosure of transfers between levels and disclosure of a reconciliation of level 3 assets is not required.  In addition, there are no other financial assets or non-financial assets valued on a non-recurring basis.

Financial assets recorded at fair value in the statement of assets and liabilities are categorized as follows:

•                  Level 1:  Unadjusted quoted prices for identical assets or liabilities in an active market.

•                  Level 2:  Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.  Level 2 inputs include the following:

a)             Quoted prices for similar assets in active markets

b)             Quoted prices for identical or similar assets in non-active markets

c)              Inputs other than quoted market prices that are observable

d)             Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•                  Level 3:  Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Determination of Fair Values

The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy for all financial statement periods presented herein and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value (“NAV”) of the mutual funds. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective mutual funds.

RETIREMAP VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(4) Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments, including distributions received and reinvested, for the year ended December 31, 2021, were as follows:

	Purchases	Sales
BNY Mellon VIF Appreciation	$ 284	$ 42
BNY Mellon VIF Growth and Income	444	109
Federated Managed Volatility II	39	37
Invesco V.I. American Franchise	395	56
Invesco V.I. Core Equity	37	21

(5) Related Party Transactions

In the ordinary course of business, certain expenses are assessed by the Separate Account and paid to PLICO. These expenses include mortality and expense charges and contract maintenance charges (including annual contract charges and administrative fees), which comprise Mortality, Expense Risk Charges, and Administrative Fees within the Statement of Operations and Contract Maintenance Fees within the Statement of Changes in Net Assets, respectively. PLICO assumes mortality risks associated with the annuity contracts as well as all expenses involving administration and maintenance of the contracts, as benefits paid and expenses may exceed contract value and charges assessed. In return, the Separate Account assesses a daily charge, amounting to an aggregate of 1.25% per annum, through a reduction in unit value based on assets for mortality and expense risk, which is then paid to PLICO. Additionally, the Separate Account assesses against each contract participating in the Separate Account an annual contract charge of $35 through a redemption of units on each contract anniversary, of each calendar year whether or not any purchase payments have been made during the year. In addition to the annual contract charge, an administrative fee is deducted through a reduction in unit value at an annual effective rate of 0.15% of the average daily net assets of each portfolio to compensate PLICO for expenses in administering the RetireMAP Variable Account and the contract.

Proceeds payable on the redemption of units and early annuitizations are reduced by the amount of any applicable contingent deferred sales charge due to PLICO.  The percentage charged (0.00% to 7.00%) is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the contract was purchased and the surrender date.

(6) Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2021 and 2020, were as follows:

	2021			2020

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
BNY Mellon VIF Appreciation	-	-	-	-	-	-
BNY Mellon VIF Growth and Income	-	5	(5)	-	6	(6)
Federated Managed Volatility Fund II	-	3	(3)	-	4	(4)
Invesco V.I. American Franchise	-	4	(4)	-	5	(5)
Invesco V.I. Core Equity	-	1	(1)	-	2	(2)

Note: Totals may not appear to foot/crossfoot due to rounding.

RETIREMAP VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(7) Unit Values and Financial Highlights

A summary of the units outstanding, unit fair values, net assets for variable annuity contracts, investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total returns for each of the five years in the period ended December 31, 2021, were as follows:

	At December 31			For the year ended December 31
	Units (000s)	Unit Fair Value	Net Asset (000s)	Income Ratio (a)	Expense Ratio (b)	Total Return (c)
BNY Mellon VIF Appreciation:
2021	1	$4.365	$3	0.44%	1.40%	25.38%
2020	1	3.482	3	0.74%	1.40%	21.98%
2019	1	2.854	2	1.25%	1.40%	34.22%
2018	1	2.127	2	1.35%	1.40%	-8.15%
2017	1	2.315	2	1.41%	1.40%	25.58%
BNY Mellon VIF Growth and Income:
2021	2	4.085	7	0.49%	1.40%	23.90%
2020	2	3.297	6	0.70%	1.40%	22.91%
2019	2	2.683	5	1.19%	1.40%	27.34%
2018	2	2.107	4	3.18%	1.40%	-6.01%
2017	2	2.241	4	0.74%	1.40%	18.06%
Federated Managed Volatility Fund II:
2021	1	2.076	2	1.77%	1.40%	16.88%
2020	1	1.777	2	0.00%	1.40%	-3.21%
2019	1	1.836	2	2.06%	1.40%	18.57%
2018	1	1.548	2	N/A	1.40%	-9.76%
2017	N/A	N/A	N/A	N/A	N/A	N/A
Invesco V.I. American Franchise:
2021	1	2.526	3	0.00%	1.40%	10.38%
2020	1	2.288	3	0.07%	1.40%	40.39%
2019	1	1.630	2	0.22%	1.40%	34.87%
2018	1	1.209	2	0.62%	1.40%	-4.96%
2017	1	1.272	2	0.08%	1.40%	25.59%
Invesco V.I. Core Equity:
2021	1	2.802	1	0.68%	1.40%	25.98%
2020	1	2.224	1	1.27%	1.40%	12.28%
2019	1	1.981	1	0.99%	1.40%	27.18%
2018	1	1.558	1	0.96%	1.40%	-10.65%
2017	1	1.743	1	1.18%	1.40%	11.62%

RETIREMAP VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(7) Unit Values and Financial Highlights, continued

(a)           This ratio represents dividends recorded by the division from the underlying mutual fund divided by the average net assets.  This ratio excludes the Expense Ratio. N/A is noted if the fund did not pay any dividends.

(b)          This ratio represents the annualized contract expenses of the Separate Account, resulting in a direct reduction of unit values, consisting primarily of mortality and expense charges.  Charges that require redemption of contract owner units are excluded.

(c)           Total return is calculated using the beginning and ending unit value (before rounding for this presentation), which reflects the changes in the underlying fund values and reductions related to the Expense Ratio, for the period indicated.

N/A - indicates “not applicable.”

(8) Subsequent Events

The Separate Account has evaluated the effects of events subsequent to December 31, 2021, and through the date at which the financials were available to be issued. All accounting and disclosure requirements related to subsequent events are included in our financial statements.